_________________________________________________________________


                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES AND EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                               February 5, 1998


     STRUCTURED ASSET SECURITIES CORPORATION (as depositor under the Trust Agreement, dated as of January 1, 1998, providing for the issuance of Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1998-1)


                   Structured Asset Securities Corporation
           ______________________________________________________
            (Exact Name of Registrant as Specified in its Charter)



              Delaware                  33-99598            74-2440850
     ----------------------------      -----------      ------------------
     (State or Other Jurisdiction      (Commission      (I.R.S. Employer
           of Incorporation)           File Number)     Identification No.)



               200 Vesey Street
               New York, New York                     10285
               ---------------------               -------------
               (Address of Principal                (Zip Code)
                Executive Offices)

     Registrant's telephone number, including area code:  (212) 526-5594

                                  No Change
        -------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)




     Item 5.   Other Events
               ____________

     A. The Registrant registered issuances of Structured Asset Securities Corporation Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 33-99598) (the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued approximately $340,043,200 in aggregate principal amount of Class A1, Class A2, Class R1 and Class R2 Certificates of its Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1998-1 on February 5, 1998. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated May 21, 1996, as supplemented by the Prospectus Supplement dated February 3, 1998, to file a copy of the Trust Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

     The Certificates were issued pursuant to a Trust Agreement (the "Trust Agreement"), attached hereto as Exhibit 4.1, dated as of January 1, 1998,
                                ___________
among Structured Asset Securities Corporation, as depositor (the "Depositor"), First Union National Bank, as trustee (the "Trustee") and Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"). The "Certificates" consist of the following classes: Class A1, Class A2, Class B1, Class B2, Class B3, Class B4, Class R1 and Class R2. The Certificates evidence all the beneficial ownership interest in a trust fund that consists primarily of a pool of fixed rate, fully amortizing, conventional, first lien, residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of approximately $355,136,702 as of January 1, 1998, together with certain other assets. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

          Item 7.  Financial Statements; Pro Forma Financial Information and
                   _________________________________________________________
Exhibits
________

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits:

               1.1 Terms Agreement, dated February 3, 1998, between Structured Asset Securities Corporation and Lehman Brothers Inc.

               4.1 Trust Agreement, dated as of January 1, 1998, among Structured Asset Securities Corporation, as Depositor, First Union National Bank, as Trustee, and Norwest Bank Minnesota, National Association, as Master Servicer.

               99.1 Aurora Loan Services, Inc. delinquency and foreclosure information, incorporated by reference to the Registrant's Form 8-K dated January 30, 1998, as filed with the Commission on February 13, 1998.

               99.2 Mortgage Loan Sale and Assignment Agreement, dated as of
                    January 1, 1998, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

               99.3 Servicing Agreement, dated as of January 1, 1998, between
                    Lehman Capital, A Division of Lehman Brothers Holdings Inc., and Aurora Loan Services, Inc., as servicer.



                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              STRUCTURED ASSET SECURITIES
                                   CORPORATION



                              By:  /s/ Joseph Kelly
                                  _______________________________
                                    Name:  Joseph Kelly
                                    Title:  Vice President




Dated:  February 20, 1998




                                EXHIBIT INDEX
                                _____________



Exhibit No.              Description                         Page No.
___________              ___________                        __________


1.1            Terms Agreement, dated  February 3, 1998,
               1998, between Structured Asset Securities
               Corporation and Lehman Brothers Inc.

4.1            Trust Agreement, dated as of January 1,
               1998, among Structured Asset Securities
               Corporation, as Depositor, First Union
               National Bank, as Trustee, and Norwest
               Bank Minnesota, National Association, as
               Master Servicer.

99.1           Aurora Loan Services, Inc. delinquency
               and foreclosure information, incorporated by reference to the Registrant's Form 8-K dated January 30, 1998, as filed with the Commission on February 13, 1998.

99.2 Mortgage Loan Sale and Assignment Agreement, dated as of January 1, 1998, between Lehman
               Capital, A Division of Lehman Brothers
               Holdings Inc., as Seller, and Structured
               Asset Securities Corporation, as Purchaser.

99.3           Servicing Agreement, dated as of January 1,
               1998, between Lehman Capital, A Division of
               Lehman Brothers Holdings Inc., and Aurora
               Loan Services, Inc., as servicer.